Exhibit 4.2


                              ALABAMA POWER COMPANY

                                       TO

                              JPMORGAN CHASE BANK,
                                     TRUSTEE






                       TWENTY-THIRD SUPPLEMENTAL INDENTURE

                           DATED AS OF APRIL 23, 2003






                                  $195,000,000


                 SERIES W FLOATING RATE EXTENDIBLE SENIOR NOTES














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                                        i

                              TABLE OF CONTENTS 1
                                                                         PAGE
ARTICLE 1  Series W Senior Notes..........................................2

SECTION 101.  Establishment...............................................2
              -------------
SECTION 102.  Definitions.................................................3
              -----------
SECTION 103.   Payment of Principal and Interest..........................4
               ---------------------------------
SECTION 104.   Determination of Interest Rate.............................6
               ------------------------------
SECTION 105.  Denominations...............................................7
              -------------
SECTION 106.  Global Securities...........................................7
              -----------------
SECTION 107.  Transfer....................................................7
              --------
SECTION 108.  Redemption at the Company's Option..........................7
              ----------------------------------

ARTICLE 2  Miscellaneous Provisions.......................................8

SECTION 201.  Recitals by Company.........................................8
              -------------------
SECTION 202. Ratification and Incorporation of Original Indenture.........8
             ----------------------------------------------------
SECTION 203.  Executed in Counterparts....................................8
              ------------------------

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1 This Table of Contents does not constitute part of the Indenture or have any bearing upon the interpretation of any of its terms and provisions.

                  THIS TWENTY-THIRD SUPPLEMENTAL INDENTURE is made as of the 23rd day of April, 2003 by and between ALABAMA POWER COMPANY, an Alabama corporation, 600 North 18th Street, Birmingham, Alabama 35291 (the "Company"), and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), a New York banking corporation, 4 New York Plaza, New York, New York 10004 (the "Trustee").

                              W I T N E S S E T H:

                  WHEREAS, the Company has heretofore entered into a Senior Note Indenture, dated as of December 1, 1997 (the "Original Indenture"), with the Trustee, as supplemented by a First Supplemental Indenture, dated as of December 12, 1997 (the "First Supplemental Indenture"), a Second Supplemental Indenture, dated as of February 26, 1998 (the "Second Supplemental Indenture"), a Third Supplemental Indenture, dated as of April 23, 1998 (the "Third Supplemental Indenture"), a Fourth Supplemental Indenture, dated as of August 19, 1998 (the "Fourth Supplemental Indenture"), a Fifth Supplemental Indenture, dated as of September 17, 1998 (the "Fifth Supplemental Indenture"), a Sixth Supplemental Indenture, dated as of September 24, 1998 (the "Sixth Supplemental Indenture"), a Seventh Supplemental Indenture, dated as of October 15, 1998 (the "Seventh Supplemental Indenture"), an Eighth Supplemental Indenture, dated as of November 3, 1998 (the "Eighth Supplemental Indenture"), a Ninth Supplemental Indenture, dated as of November 17, 1998 (the "Ninth Supplemental Indenture"), a Tenth Supplemental Indenture, dated as of May 26, 1999 (the "Tenth Supplemental Indenture"), an Eleventh Supplemental Indenture, dated as of August 19, 1999 ("the Eleventh Supplemental Indenture"), a Twelfth Supplemental Indenture, dated as of September 30, 1999 (the "Twelfth Supplemental Indenture"), a Thirteenth Supplemental Indenture, dated as of May 18, 2000 (the "Thirteenth Supplemental Indenture"), a Fourteenth Supplemental Indenture, dated as of August 29, 2001, a Fifteenth Supplemental Indenture, dated as of August 29, 2001 (the "Fifteenth Supplemental Indenture"), a Sixteenth Supplemental Indenture, dated as of June 28, 2002 (the "Sixteenth Supplemental Indenture"), a Seventeenth Supplemental Indenture, dated as of October 22, 2002 (the "Seventeenth Supplemental Indenture"), an Eighteenth Supplemental Indenture, dated as of November 26, 2002 (the "Eighteenth Supplemental Indenture"), a Nineteenth Supplemental Indenture, dated as of December 12, 2002 (the "Nineteenth Supplemental Indenture"), a Twentieth Supplemental Indenture, dated as of February 19, 2003 (the "Twentieth Supplemental Indenture"), a Twenty-First Supplemental Indenture, dated as of February 19, 2003 (the "Twenty-First Supplemental Indenture") and a Twenty-Second Supplemental Indenture, dated as of March 14, 2003;

                  WHEREAS, the Original Indenture is incorporated herein by this reference and the Original Indenture, as heretofore supplemented and as further supplemented by this Twenty-Third Supplemental Indenture, is herein called the "Indenture";

                  WHEREAS, under the Original Indenture, a new series of Senior Notes may at any time be established pursuant to a supplemental indenture executed by the Company and the Trustee;

                  WHEREAS, the Company proposes to create under the Indenture a new series of Senior
Notes;

                  WHEREAS, additional Senior Notes of other series hereafter established, except as may be limited in the Original Indenture as at the time supplemented and modified, may be issued from time to time pursuant to the Indenture as at the time supplemented and modified; and

                  WHEREAS, all conditions necessary to authorize the execution and delivery of this Twenty-Third Supplemental Indenture and to make it a valid and binding obligation of the Company have been done or performed.

                  NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                         ARTICLE 1Series W Senior Notes

         SECTION 101. Establishment. There is hereby established a new series of Senior Notes to be issued under the Indenture, to be designated as the Company's Series W Floating Rate Extendible Senior Notes (the "Series W Notes").

         There are to be authenticated and delivered $195,000,000 principal amount of Series W Notes, and such principal amount of the Series W Notes may be increased from time to time pursuant to Section 301 of the Original Indenture. All Series W Notes need not be issued at the same time and such series may be reopened at any time, without the consent of any Holder, for issuances of additional Series W Notes. Any such additional Series W Notes will have the same interest rate, maturity and other terms as those initially issued. No Series W Notes shall be authenticated and delivered in excess of the principal amount as so increased except as provided by Sections 203, 303, 304 and 907 of the Original Indenture. The Series W Notes shall be issued in definitive fully registered form.

         The Series W Notes shall be issued in the form of one or more Global Securities in substantially the form set out in Exhibit A hereto (an "Extendible Note") or, in the case of a Short-Term Note, substantially in the form set out in Exhibit B hereto. The Depositary with respect to the Series W Notes shall be The Depository Trust Company.

         The form of the Trustee's Certificate of Authentication for the Series W Notes shall be in substantially the form set forth in Exhibit C hereto.

         Each Series W Note shall be dated the date of authentication thereof and shall bear interest from the date of original issuance thereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for.

         SECTION 102. Definitions. The following defined terms used herein shall, unless the context otherwise requires, have the meanings specified below. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Original Indenture.

         "Applicable Spread" means: 0.20% from the Original Issue Date to but excluding the Extension Date; 0.05% from the Extension Date to but excluding the Initial Maturity Date on the Series W Notes (or portion thereof) which maturity has not been extended as provided in Section 103 hereof; and 0.25% from the Extension Date to but excluding the Final Maturity Date on the Series W Notes (or portion thereof) which maturity has been extended as provided in Section 103 hereof.

          "Calculation Agent" means JPMorgan Chase Bank, or its successor appointed by the Company, acting as calculation agent.

         "Extension Date" means April 23, 2005.

         "Final Maturity Date" means April 23, 2007.

         "Initial Maturity Date" means April 23, 2006.

         "Interest Determination Date" means the second London Business Day immediately preceding the first day of the relevant Interest Period.

         "Interest Payment Dates" means January 23, April 23, July 23 and October 23, commencing July 23, 2003; provided, however, in the event that any Interest Payment Date would otherwise be a day that is not a Business Day, the Interest Payment Date will be the next succeeding Business Day (except that if any such Interest Payment Date falls on a day that is the Stated Maturity of a Series W Note there shall be no interest or other payment in respect of such delay), except that if such Business Day is in the next calendar month, such Interest Payment Date shall be the immediately preceding Business Day, in each case with the same force and effect as if made on the date the payment was originally payable.

         "Interest Period" means the period commencing on an Interest Payment Date (or, with respect to the initial Interest Period only, commencing on the Original Issue Date) and ending on the day before the next succeeding Interest Payment Date.

         "LIBOR" for any Interest Determination Date will be the Reported Rate for deposits in U. S. dollars having an index maturity of three months for a period commencing on the second London Business Day immediately following the Interest Determination Date in amounts of not less than $1,000,000, at approximately 11:00 a.m., London time, on the Interest Determination Date.

         "London Business Day" means a day that is a Business Day and a day on which dealings in deposits in U. S. dollars are transacted, or with respect to any future date are expected to be transacted, in the London interbank market.

         "Notice Period" means the period beginning on the thirty-fifth calendar day prior to the Extension Date and ending on the fifth calendar day prior to the Extension Date.

         "Original Issue Date" means April 23, 2003.

         "Rate Quotation" is defined in Section 104 hereof.

         "Regular Record Date" means, with respect to each Interest Payment Date, the close of business on the 15th calendar day preceding such Interest Payment Date.

         "Reported Rate" means the rate that appears on Telerate Page 3750 or a successor reporter of such rates selected by the Calculation Agent and acceptable to the Company.

         "Representative Amounts" is defined in Section 104 hereof.

         "Short-Term Note" is defined in Section 103 hereof.

         "Stated Maturity" means the Initial Maturity Date; provided, however, that the Stated Maturity will be the Final Maturity Date for any portion of the principal amount of the Series W Notes for which an election to extend the maturity is made as of the Extension Date.

         "Telerate Page 3750" means the display designated on page 3750 on Moneyline Telerate, Inc. (or such other page as may replace the 3750 page on that service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.
S. dollar deposits).

         SECTION 103. Payment of Principal and Interest. Except as provided in the next succeeding sentence, the principal of the Series W Notes shall be due at the Initial Maturity Date. The maturity of all or any portion of the principal amount of the Series W Notes may be extended in accordance with the procedures set forth below. If the maturity is extended, the principal of such Series W Notes for which the maturity has been extended shall be due at the Final Maturity Date. If the Initial Maturity Date or the Final Maturity Date is not a Business Day, the Initial Maturity Date or the Final Maturity Date, as the case may be, will be the next succeeding Business Day (and without any interest or other payment in respect of such delay), except that if such Business Day is in the next calendar month, such Initial Maturity Date or Final Maturity Date, as the case may be, shall be the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

         A Holder of an Extendible Note may elect to extend the maturity of all or any portion of the principal amount of its Extendible Note to the Final Maturity Date with such extension being effective on the Extension Date.

         To extend the maturity of an Extendible Note, a Holder must deliver a notice of election during the Notice Period to the Trustee, such notice to be substantially in the form entitled "Notice of Election to Extend Maturity" attached to Exhibit A hereto, duly completed, and in the event of an election to extend the maturity of only a portion of the principal amount of such Holder's Extendible Note, such Extendible Note. Upon delivery to the Trustee of a notice of election to extend the maturity of such Holder's Extendible Note or any portion thereof, that election will be irrevocable. A Holder may elect to extend the maturity of its Series W Notes having a principal of $1,000 or any multiple of $1,000 in excess thereof.

         The principal amount of an Extendible Note for which no election to extend the maturity has been made on the Extension Date will be represented by a note issued as of the Extension Date, substantially in the form of Exhibit B hereto (a "Short-Term Note") and Schedule A to such Extendible Note shall be annotated as of the Extension Date to reflect the corresponding decrease in the principal amount thereof. A Short-Term Note will have the same terms as an Extendible Note, except that it will not be extendible, will have a different interest rate (in accordance with the definition of "Applicable Spread" set forth in Section 102 hereof), will have a separate CUSIP number and its maturity date will be the Initial Maturity Date. The Company and the Trustee shall deem an Extendible Note canceled as to any portion of the principal amount thereof for which a duly completed form entitled "Notice of Election to Extend Maturity" and, if applicable, such Extendible Note, are not delivered to the Trustee within the Notice Period, except with respect to the entitlement to any interest thereon that is in arrears as of the Extension Date.

         The failure to elect to extend the maturity of any portion of the Series W Notes will be irrevocable and will be binding upon any subsequent Holder of such Series W Notes.

         The unpaid principal amount of the Series W Notes shall bear interest at the rates set quarterly pursuant to Section 104 hereof until paid or duly provided for. Interest shall be paid quarterly in arrears on each Interest Payment Date to the Person in whose name the Series W Notes are registered on the Regular Record Date for such Interest Payment Date, provided that interest payable at the Stated Maturity of principal as provided herein will be paid to the Person to whom principal is payable. Any such interest that is not so punctually paid or duly provided for will forthwith cease to be payable to the Holders on such Regular Record Date and may either be paid to the Person or Persons in whose name the Series W Notes are registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Series W Notes not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Series W Notes shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Original Indenture.

         Payments of interest on the Series W Notes will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for the Series W Notes shall be computed and paid on the basis of the actual number of days elapsed over a 360-day year.

         Payment of the principal and interest due at the Stated Maturity of the Series W Notes shall be made upon surrender of the Series W Notes at the Corporate Trust Office of the Trustee. The principal of and interest on the Series W Notes shall be paid in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of interest (including interest on any Interest Payment
Date) will be made, subject to such surrender where applicable, at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer or other electronic transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

         SECTION 104. Determination of Interest Rate. The Series W Notes will bear interest for each Interest Period at a per annum rate determined by the Calculation Agent, subject to the maximum interest rate permitted by New York or other applicable state law, as such law may be modified by United States law of general application. The interest rate applicable during each Interest Period will be equal to LIBOR on the Interest Determination Date for such Interest Period plus the Applicable Spread; provided, however, that in certain circumstances described below, the interest rate will be determined without reference to LIBOR.

         Promptly upon such determination, the Calculation Agent will notify the Company and the Trustee, if the Trustee is not then serving as the Calculation Agent, of the interest rate for the new Interest Period. The interest rate determined by the Calculation Agent, absent manifest error, shall be binding and conclusive upon the beneficial owners and Holders of the Series W Notes, the Company and the Trustee.

         If the following circumstances exist on any Interest Determination Date, the Calculation Agent shall determine the interest rate for the Series W Notes as follows:

                  (1) In the event no Reported Rate appears on Telerate Page 3750 as of approximately 11:00 a.m., London time, on an Interest Determination Date, the Calculation Agent shall request the principal London offices of each of four major banks in the London interbank market selected by the Calculation Agent (after consultation with the Company) to provide a quotation of the rate (the "Rate Quotation") at which three month deposits in amounts of not less than $1,000,000 are offered by it to prime banks in the London interbank market, as of approximately 11:00 a.m., London time, on such Interest Determination Date, that is representative of single transactions at such time (the "Representative Amounts"). If at least two Rate Quotations are provided, the interest rate will be the arithmetic mean of the Rate Quotations obtained by the Calculation Agent, plus the Applicable Spread.

                  (2) In the event no Reported Rate appears on Telerate Page 3750 as of approximately 11:00 a.m., London time, on an Interest Determination Date and there are fewer than two Rate Quotations, the interest rate will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, on such Interest Determination Date, by three major banks in New York City selected by the Calculation Agent (after consultation with the Company), for loans in Representative Amounts in U. S. dollars to leading European banks, having an index maturity of three months for a period commencing on the second London Business Day immediately following such Interest Determination Date, plus the Applicable Spread; provided, however, that if fewer than three banks selected by the Calculation Agent are quoting such rates, the interest rate for the applicable Interest Period will be the same as the interest rate in effect for the immediately preceding Interest Period.

         Upon the request of a Holder of the Series W Notes, the Calculation Agent will provide to such Holder the interest rate in effect on the date of such request and, if determined, the interest rate for the next Interest Period.

         SECTION 105. Denominations. The Series W Notes may be issued in the denominations of $1,000, or any integral multiple thereof.

         SECTION 106. Global Securities. The Series W Notes will be issued in the form of one or more Global Securities registered in the name of the Depositary (which shall be The Depository Trust Company) or its nominee. Except under the limited circumstances described below, Series W Notes represented by the Global Security will not be exchangeable for, and will not otherwise be issuable as, Series W Notes in definitive form. The Global Securities described above may not be transferred except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or to a successor Depositary or its nominee.

         Owners of beneficial interests in such a Global Security will not be considered the Holders thereof for any purpose under the Indenture, and no Global Security representing a Series W Note shall be exchangeable, except for another Global Security of like denomination and tenor to be registered in the name of the Depositary or its nominee or to a successor Depositary or its nominee. The rights of Holders of such Global Security shall be exercised only through the Depositary.

         A Global Security shall be exchangeable for Series W Notes registered in the names of persons other than the Depositary or its nominee only if (i) the Depositary notifies the Company that it is unwilling or unable to continue as a Depositary for such Global Security and no successor Depositary shall have been appointed by the Company, or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, at a time when the Depositary is required to be so registered to act as such Depositary and no successor Depositary shall have been appointed by the Company, in each case within 90 days after the Company receives such notice or becomes aware of such cessation, (ii) the Company in its sole discretion determines that such Global Security shall be so exchangeable, or (iii) there shall have occurred an Event of Default with respect to the Series W Notes. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Series W Notes registered in such names as the Depositary shall direct.

         SECTION 107. Transfer. No service charge will be made for any transfer or exchange of Series W Notes, but payment will be required of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         SECTION 108. Redemption at the Company's Option. The Series W Notes will not be redeemable at the option of the Company prior to the Stated Maturity.

         The Series W Notes will not have a sinking fund.

                        ARTICLE 2Miscellaneous Provisions

         SECTION 201. Recitals by Company. The recitals in this Twenty-Third Supplemental Indenture are made by the Company only and not by the Trustee, and all of the provisions contained in the Original Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of Series W Notes and of this Twenty-Third Supplemental Indenture as fully and with like effect as if set forth herein in full.

         SECTION 202. Ratification and Incorporation of Original Indenture. As heretofore supplemented and as supplemented hereby, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture, the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture, the Fourteenth Supplemental Indenture, the Fifteenth Supplemental Indenture, the Sixteenth Supplemental Indenture, the Seventeenth Supplemental Indenture, the Eighteenth Supplemental Indenture, the Nineteenth Supplemental Indenture, the Twentieth Supplemental Indenture, the Twenty-First Supplemental Indenture, the Twenty-Second Supplemental Indenture and this Twenty-Third Supplemental Indenture shall be read, taken and construed as one and the same instrument.

         SECTION 203. Executed in Counterparts. This Twenty-Third Supplemental Indenture may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, each party hereto has caused this instrument to be signed in its name and behalf by its duly authorized officers, all as of the day and year first above written.



ATTEST:                                    ALABAMA POWER COMPANY







By:                                       By:
   ----------------------------         -------------------------------------
         Assistant Secretary              William B. Hutchins, III
                                          Executive Vice President,
                                          Chief Financial Officer and
                                          Treasurer





ATTEST:                                      JPMORGAN CHASE BANK, as Trustee





By:                                         By:
   -------------------------              -----------------------------------
          Trust Officer                     Vice President
   ------------------


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                                    EXHIBIT A

                        FORM OF EXTENDIBLE SERIES W NOTE




NO. __ CUSIP NO.




                              ALABAMA POWER COMPANY

                  SERIES W FLOATING RATE EXTENDIBLE SENIOR NOTE





 Principal Amount:             $_____________ (or such other amount as is
                               indicated on Schedule A)
 Regular Record Date:          15th calendar day prior to Interest Payment Date
 Original Issue Date:          April 23, 2003
 Stated Maturity:              April 23, 2006,  provided,  however,  that the
                               Stated Maturity will be
                               April 23,  2007 for any portion of the principal
                               amount of this Note
                               for which an election to extend the maturity
                               date is made
 Interest Payment Dates:       January 23, April 23, July 23 and October 23
 Interest Rate:                LIBOR plus the  Applicable  Spread per annum,
 Determination Date              as set on each Interest
 Interest Determination Dates  2nd London  Business Day  immediately  preceding the first day of the
                               relevant Interest Period
 Authorized Denomination:      $1,000 or any integral multiple thereof



         Alabama Power Company, an Alabama corporation (the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to _______________________________________________, or registered assigns, the principal sum of _________ DOLLARS ($__________) on the Stated Maturity shown above, and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on each Interest Payment Date as specified above, commencing on July 23, 2003, and on the Stated Maturity at the rate per annum shown above until the principal hereof is paid or made available for payment and on any overdue principal and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than an Interest Payment Date that is the Stated Maturity) will, as provided in such Indenture, be paid to the Person in whose name this Note (the "Note") is registered at the close of business on the Regular Record Date as specified above next preceding such Interest Payment Date, provided that any interest payable at the Stated Maturity will be paid to the Person to whom principal is payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Notes of this series shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

         Except as provided in the next succeeding sentence, the Stated Maturity will be the Initial Maturity Date. A Holder of the Series W Notes (as defined on the reverse hereof) may elect to extend the maturity of all or any portion of the principal amount of its Series W Notes to the Final Maturity Date with such extension being effective on the Extension Date. The Stated Maturity for the principal amount of the Series W Notes for which the maturity is extended will be the Final Maturity Date. If the Initial Maturity Date or the Final Maturity Date is not a Business Day, the Initial Maturity Date or the Final Maturity Date, as the case may be, will be the next succeeding Business Day (and without any interest or other payment in respect of such delay), except that if such Business Day is in the next calendar month, such Initial Maturity Date or Final Maturity Date, as the case may be, shall be the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

         To extend the maturity of this Note, a Holder must deliver a notice of election during the Notice Period to the Trustee, such notice to be substantially in the form entitled "Notice of Election to Extend Maturity" attached hereto, duly completed, and in the event of an election to extend the maturity of only a portion of the principal amount of this Note, this Note. Upon delivery to the Trustee of a notice of election to extend the maturity of this Note or any portion thereof, that election will be irrevocable. A Holder may elect to extend the maturity of its Series W Notes having a principal of $1,000 or any multiple of $1,000 in excess thereof.

         The principal amount of this Note for which no election to extend has been made on the Extension Date will be represented by a note issued as of the Extension Date, substantially in the form of Exhibit B to the Twenty-Third Supplemental Indenture to the Indenture referred to on the reverse hereof (a "Short-Term Note") and Schedule A hereto shall be annotated as of the Extension Date to reflect the corresponding decrease in the principal amount hereof. The Short-Term Note will have the same terms as this Note, except that it will not be extendible, will have a different interest rate (in accordance with the definition of "Applicable Spread" set forth below, will have a separate CUSIP number and its Stated Maturity will be the Initial Maturity Date . The Company and the Trustee shall deem this Note canceled as to any portion of the principal amount hereof for which a duly completed form "Notice of Election to Extend Maturity" set forth below and, if applicable, this Note, are not delivered to the Trustee within the Notice Period, except with respect to the entitlement to any interest thereon that is in arrears as of the Extension Date.

         The failure to elect to extend the maturity of any portion of the Series W Notes will be irrevocable and will be binding upon any subsequent Holder of such Series W Notes.

         The Series W Notes will bear interest for each Interest Period at a per annum rate determined by the Calculation Agent, subject to the maximum interest rate permitted by New York or other applicable state law, as such law may be modified by United States law of general application. The interest rate applicable during each Interest Period will be equal to LIBOR on the Interest Determination Date for such Interest Period plus the Applicable Spread; provided, however, that in certain circumstances described below, the interest rate will be determined without reference to LIBOR. Promptly upon such determination, the Calculation Agent will notify the Company and the Trustee, if the Trustee is not then serving as the Calculation Agent, of the interest rate for the new Interest Period. The interest rate determined by the Calculation Agent, absent manifest error, shall be binding and conclusive upon the beneficial owners and Holders of the Series W Notes, the Company and the Trustee.

         If the following circumstances exist on any Interest Determination Date, the Calculation Agent shall determine the interest rate for the Series W Notes as follows:

                  (1) In the event no Reported Rate appears on Telerate Page 3750 as of approximately 11:00 a.m., London time, on an Interest Determination Date, the Calculation Agent shall request the principal London offices of each of four major banks in the London interbank market selected by the Calculation Agent (after consultation with the Company) to provide a quotation of the rate (the "Rate Quotation") at which three month deposits in amounts of not less than $1,000,000 are offered by it to prime banks in the London interbank market, as of approximately 11:00 a.m., London time, on such Interest Determination Date, that is representative of single transactions at such time (the "Representative Amounts"). If at least two Rate Quotations are provided, the interest rate will be the arithmetic mean of the Rate Quotations obtained by the Calculation Agent, plus the Applicable Spread.

                  (2) In the event no Reported Rate appears on Telerate Page 3750 as of approximately 11:00 a.m., London time, on an Interest Determination Date and there are fewer than two Rate Quotations, the interest rate will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, on such Interest Determination Date, by three major banks in New York City selected by the Calculation Agent (after consultation with the Company), for loans in Representative Amounts in U. S. dollars to leading European banks, having an index maturity of three months for a period commencing on the second London Business Day immediately following such Interest Determination Date, plus the Applicable Spread; provided, however, that if fewer than three banks selected by the Calculation Agent are quoting such rates, the interest rate for the applicable Interest Period will be the same as the interest rate in effect for the immediately preceding Interest Period.

         "Applicable Spread" means: 0.20% from the Original Issue Date to but excluding the Extension Date; 0.05% from the Extension Date to but excluding the Initial Maturity Date on the Series W Notes (or portion thereof) which maturity has not been extended as provided herein; and 0.25% from the Extension Date to but excluding the Final Maturity Date on the Series W Notes (or portion thereof) which maturity has been extended as provided herein.

         "Calculation Agent" means JPMorgan Chase Bank, or its successor appointed by the Company, acting as calculation agent.

         "Extension Date" means April 23, 2005.

         "Final Maturity Date" means April 23, 2007.

         "Initial Maturity Date" means April 23, 2006.

         "Interest Determination Date" means the second London Business Day immediately preceding the first day of the relevant Interest Period.

         "Interest Period" means the period commencing on an Interest Payment Date (or, with respect to the initial Interest Period only, commencing on the Original Issue Date) and ending on the day before the next succeeding Interest Payment Date.

         "LIBOR" for any Interest Determination Date will be the Reported Rate for deposits in U. S. dollars having an index maturity of three months for a period commencing on the second London Business Day immediately following the Interest Determination Date in amounts of not less than $1,000,000, at approximately 11:00 a.m., London time, on the Interest Determination Date.

         "London Business Day" means a day that is a Business Day and a day on which dealings in deposits in U. S. dollars are transacted, or with respect to any future date are expected to be transacted, in the London interbank market.

         "Notice Period" means the period beginning on the thirty-fifth calendar day prior to the Extension Date and ending on the fifth calendar day prior to the Extension Date.

         "Reported Rate" means the rate that appears on Telerate Page 3750 or a successor reporter of such rates selected by the Calculation Agent and acceptable to the Company.

         "Telerate Page 3750" means the display designated on page 3750 on Moneyline Telerate, Inc. (or such other page as may replace the 3750 page on that service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.
S. dollar deposits).

         Payments of interest on this Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Note shall be computed and paid on the basis of the actual number of days elapsed over a 360-day year. In the event that any Interest Payment Date would otherwise be a day that is not a Business Day, the Interest Payment Date will be the next succeeding Business Day (except that if any such Interest Payment Date falls on a day that is the Stated Maturity of a Series W Note there shall be no interest or other payment in respect of such delay), except that if such Business Day is in the next calendar month, such Interest Payment Date shall be the immediately preceding Business Day, in each case with the same force and effect as if made on the date the payment was originally payable. A "Business Day" shall mean any day other than a Saturday or a Sunday or a day on which banking institutions in New York City are authorized or required by law or executive order to remain closed or a day on which the Corporate Trust Office of the Trustee is closed for business.

         Payment of the principal of and interest due at the Stated Maturity of the Series W Notes shall be made upon surrender of the Series W Notes at the Corporate Trust Office of the Trustee. The principal of and interest on the Series W Notes shall be paid in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of interest (including interest on an Interest Payment
Date) will be made, subject to such surrender where applicable, at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer or other electronic transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least 16 days prior to the date for payment by the Person entitled thereto.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

         Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:


                                  ALABAMA POWER COMPANY



                                  By:
                                     -----------------------------------------
                                                             Vice President
--------------------------

Attest:



Assistant Secretary



                               {Seal of ALABAMA POWER COMPANY appears here}

                          CERTIFICATE OF AUTHENTICATION



         This is one of the Senior Notes referred to in the within-mentioned Indenture.



                                     JPMORGAN CHASE BANK,

                                     as Trustee





                                     By:
                                         Authorized Officer
--------------------------

                             (Reverse Side of Note)



         This Note is one of a duly authorized issue of Senior Notes of the Company (the "Notes"), issued and issuable in one or more series under a Senior
Note Indenture, dated as of December 1, 1997, as supplemented (the "Indenture"), between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), Trustee (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures incidental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes issued thereunder and of the terms upon which said Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof as Series W Floating Rate Extendible Senior Notes (the "Series W Notes") which is unlimited in aggregate principal amount. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.



         The Series W Notes will not be redeemable at the option of the Company prior to the Stated Maturity.



         The Series W Notes will not have a sinking fund.



         If an Event of Default with respect to the Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.



         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.



         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.



         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar and duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.



         Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.



         The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same upon surrender of the Note or Notes to be exchanged at the office or agency of the Company.



         This Note shall be governed by, and construed in accordance with, the internal laws of the State of New York.

                                  ABBREVIATIONS



The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

[PG NUMBER]




TEN COM- as tenants in          UNIF GIFT MIN ACT- _______ Custodian ________
 common                                (Cust)                      (Minor)

TEN ENT- as tenants by the
        entireties                            under Uniform Gifts to

 JT TEN- as joint tenants                      Minors Act

                  with right of

                  survivorship and             ________________________

                  not as tenants                                 (State)

                  in common

                    Additional abbreviations may also be used

                          though not on the above list.

         FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto

(please insert Social Security or other identifying number of assignee)

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
ASSIGNEE


the within Note and all rights thereunder, hereby irrevocably constituting and appointing agent to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.

                                   SCHEDULE A



         The initial aggregate principal amount of the Notes evidenced by the Certificate to which this Schedule is attached is $ . The notations on the following table evidence decreases in the aggregate principal amount of Notes evidenced by such Certificate.




Decreases in Principal Amount of Notes    Principal Amount of Notes Remaining


    Notation by Security Registrar
    After Such Decrease

                      NOTICE OF ELECTION TO EXTEND MATURITY



         The undersigned hereby elects to extend the maturity of Alabama Power Company Series W Floating Rate Extendible Senior Note (or the portion thereof specified below) with the effect provided in said Note by surrendering said Note to JPMorgan Chase Bank, 4 New York Plaza (15th Floor), New York, New York 10004,
Attention: Institutional Trust Services, or such other address of which the Company shall from time to time notify the Holders of the Series W Notes in the event of an election to extend the maturity of only a portion of the principal amount of said Notes, together with this form of "Notice of Election to Extend Maturity" duly completed by the Holder of said Note.

         If the option to extend the maturity of less than the entire principal amount of said Note is elected, specify the portion of said Note (which shall be $1,000 or an integral multiple thereof) as to which the Holder elects to extend the maturity: $_______; and specify the denomination or denominations (which shall be $1,000 or an integral multiple thereof) of the Short-Term Notes (as defined in Series W Notes) to be issued to the Holder for the portion of said Notes as to which the option to extend the maturity is not being elected (in the absence of any such specification one such Short-Term Note will be issued for the portion as to which the option to extend maturity is not being made): $
__________.



Dated:       NOTICE:  The  signature  on this  Notice  of
             Election    to    Extend    Maturity    must
             correspond with the name as written upon the face of the Note in every particular, without alteration or enlargement or any change whatever.

                                    EXHIBIT B

                        FORM OF SHORT-TERM SERIES W NOTE




NO. __ CUSIP NO.




                              ALABAMA POWER COMPANY

                  SERIES W FLOATING RATE EXTENDIBLE SENIOR NOTE





       Principal Amount:                $_____________
       Regular Record Date:             15th calendar day prior to
                                        Interest Payment Date
       Original Issue Date:             April 23, 2005
       Stated Maturity:                 April 23, 2006
       Interest Payment Dates:          January 23, April 23, July 23
                                        and October 23
       Interest Rate:                   LIBOR plus 0.05% per annum, as
                                        set on each Interest Determination Date
       Interest Determination Dates     2nd London  Business Day  immediately
                                        preceding  the first day of the
                                        relevant Interest Period
       Authorized Denomination:         $1,000 or any integral multiple thereof



         Alabama Power Company, an Alabama corporation (the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to ___________________________________________, or registered assigns, the principal sum of _________ DOLLARS ($__________) on the Stated Maturity shown above, and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on each Interest Payment Date as specified above, commencing on July 23, 2005, and on the Stated Maturity at the rate per annum shown above until the principal hereof is paid or made available for payment and on any overdue principal and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than an Interest Payment Date that is the Stated Maturity) will, as provided in such Indenture, be paid to the Person in whose name this Note (the "Note") is registered at the close of business on the Regular Record Date as specified above next preceding such Interest Payment Date, provided that any interest payable at the Stated Maturity will be paid to the Person to whom principal is payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Notes of this series shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

         If the Stated Maturity is not a Business Day, the Stated Maturity will be the next succeeding Business Day (and without any interest or other payment in respect of such delay), except that if such Business Day is in the next calendar month, the Stated Maturity shall be the immediately preceding Business Day, with the same force and effect as if made on such date.

         The Series W Notes will bear interest for each Interest Period at a per annum rate determined by the Calculation Agent, subject to the maximum interest rate permitted by New York or other applicable state law, as such law may be modified by United States law of general application. The interest rate applicable during each Interest Period will be equal to LIBOR on the Interest Determination Date for such Interest Period plus 0.05%; provided, however, that in certain circumstances described below, the interest rate will be determined without reference to LIBOR. Promptly upon such determination, the Calculation Agent will notify the Company and the Trustee, if the Trustee is not then serving as the Calculation Agent, of the interest rate for the new Interest Period. The interest rate determined by the Calculation Agent, absent manifest error, shall be binding and conclusive upon the beneficial owners and Holders of the Series W Notes, the Company and the Trustee.

         If the following circumstances exist on any Interest Determination Date, the Calculation Agent shall determine the interest rate for the Series W Notes as follows:

                  (1) In the event no Reported Rate appears on Telerate Page 3750 as of approximately 11:00 a.m., London time, on an Interest Determination Date, the Calculation Agent shall request the principal London offices of each of four major banks in the London interbank market selected by the Calculation Agent (after consultation with the Company) to provide a quotation of the rate (the "Rate Quotation") at which three month deposits in amounts of not less than $1,000,000 are offered by it to prime banks in the London interbank market, as of approximately 11:00 a.m., London time, on such Interest Determination Date, that is representative of single transactions at such time (the "Representative Amounts"). If at least two Rate Quotations are provided, the interest rate will be the arithmetic mean of the Rate Quotations obtained by the Calculation Agent, plus 0.05%.

                  (2) In the event no Reported Rate appears on Telerate Page 3750 as of approximately 11:00 a.m., London time, on an Interest Determination Date and there are fewer than two Rate Quotations, the interest rate will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, on such Interest Determination Date, by three major banks in New York City selected by the Calculation Agent (after consultation with the Company), for loans in Representative Amounts in U. S. dollars to leading European banks, having an index maturity of three months for a period commencing on the second London Business Day immediately following such Interest Determination Date, plus 0.05%; provided, however, that if fewer than three banks selected by the Calculation Agent are quoting such rates, the interest rate for the applicable Interest Period will be the same as the interest rate in effect for the immediately preceding Interest Period.

         "Calculation Agent" means JPMorgan Chase Bank, or its successor appointed by the Company, acting as calculation agent.

         "Interest Determination Date" means the second London Business Day immediately preceding the first day of the relevant Interest Period.

         "Interest Period" means the period commencing on an Interest Payment Date (or, with respect to the initial Interest Period only, commencing on the Original Issue Date) and ending on the day before the next succeeding Interest Payment Date.

         "LIBOR" for any Interest Determination Date will be the Reported Rate for deposits in U. S. dollars having an index maturity of three months for a period commencing on the second London Business Day immediately following the Interest Determination Date in amounts of not less than $1,000,000, at approximately 11:00 a.m., London time, on the Interest Determination Date.

         "London Business Day" means a day that is a Business Day and a day on which dealings in deposits in U. S. dollars are transacted, or with respect to any future date are expected to be transacted, in the London interbank market.

         "Reported Rate" means the rate that appears on Telerate Page 3750 or a successor reporter of such rates selected by the Calculation Agent and acceptable to the Company.

         "Telerate Page 3750" means the display designated on page 3750 on Moneyline Telerate, Inc. (or such other page as may replace the 3750 page on that service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.
S. dollar deposits).

         Payments of interest on this Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Note shall be computed and paid on the basis of the actual number of days elapsed over a 360-day year. In the event that any Interest Payment Date would otherwise be a day that is not a Business Day, the Interest Payment Date will be the next succeeding Business Day (except that if any such Interest Payment Date falls on a day that is the Stated Maturity there shall be no interest or other payment in respect of such delay), except that if such Business Day is in the next calendar month, such Interest Payment Date shall be the immediately preceding Business Day, in each case with the same force and effect as if made on the date the payment was originally payable. A "Business Day" shall mean any day other than a Saturday or a Sunday or a day on which banking institutions in New York City are authorized or required by law or executive order to remain closed or a day on which the Corporate Trust Office of the Trustee is closed for business.

         Payment of the principal of and interest due at the Stated Maturity of the Series W Notes shall be made upon surrender of the Series W Notes at the Corporate Trust Office of the Trustee. The principal of and interest on the Series W Notes shall be paid in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of interest (including interest on an Interest Payment
Date) will be made, subject to such surrender where applicable, at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer or other electronic transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least 16 days prior to the date for payment by the Person entitled thereto.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

         Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:


                                   ALABAMA POWER COMPANY



                                   By:
                                      -----------------------------------------
                                               Vice President
--------------------------

Attest:



Assistant Secretary



                               {Seal of ALABAMA POWER COMPANY appears here}

                          CERTIFICATE OF AUTHENTICATION



         This is one of the Senior Notes referred to in the within-mentioned Indenture.



                                      JPMORGAN CHASE BANK,

                                      as Trustee





                                      By:
                                             Authorized Officer

                             (Reverse Side of Note)



         This Note is one of a duly authorized issue of Senior Notes of the Company (the "Notes"), issued and issuable in one or more series under a Senior
Note Indenture, dated as of December 1, 1997, as supplemented (the "Indenture"), between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), Trustee (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures incidental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes issued thereunder and of the terms upon which said Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof as Series W Floating Rate Extendible Senior Notes (the "Series W Notes") which is unlimited in aggregate principal amount. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.



         The Series W Notes will not be redeemable at the option of the Company prior to the Stated Maturity.



         The Series W Notes will not have a sinking fund.



         If an Event of Default with respect to the Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.



         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.



         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.



         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar and duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.



         Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.



         The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same upon surrender of the Note or Notes to be exchanged at the office or agency of the Company.



         This Note shall be governed by, and construed in accordance with, the internal laws of the State of New York.

                                  ABBREVIATIONS



The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

636365.2


TEN COM- as tenants in          UNIF GIFT MIN ACT- _______ Custodian ________
         common                                (Cust)                (Minor)

TEN ENT- as tenants by the
           entireties                                under Uniform Gifts to

 JT TEN- as joint tenants                                   Minors Act

            with right of
            survivorship and                       ________________________
            not as tenants                                     (State)

            in common

              Additional abbreviations may also be used

                          though not on the above list.

         FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto

(please insert Social Security or other identifying number of assignee)

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
ASSIGNEE


the within Note and all rights thereunder, hereby irrevocably constituting and appointing agent to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.

                                    EXHIBIT C



                          CERTIFICATE OF AUTHENTICATION



         This is one of the Senior Notes referred to in the within-mentioned Indenture.



                                  JPMORGAN CHASE BANK,

                                  as Trustee





                                  By:
                                     --------------------------------
                                           Authorized Officer